UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SURREY BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Surrey Bancorp

145 North Renfro Street

Mount Airy, North Carolina 27030

Telephone: (336) 783-3900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 28, 2010

To the Shareholders:

The 2010 Annual Meeting of the Shareholders of Surrey Bancorp (the “Company”) will be held:

•	Wednesday, April 28, 2010

•	10:00 a.m., local time

•	Cross Creek Country Club

1129 Greenhill Road, Mount Airy, Surry County, North Carolina

or at any adjournments thereof, for the following purposes:

•	To elect eight directors to serve a one-year term until the Annual Meeting of Shareholders in 2011, or until their successors have been elected and qualified.

•	To approve the compensation of the Company’s executive officers.

•	To approve an amendment to the articles of incorporation to increase the authorized number of shares of common stock to ten million.

•	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 12, 2010, are entitled to notice of the meeting, and to vote at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed. Please vote your shares through the internet or complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please vote the enclosed proxy or vote over the internet. By doing so, you will not give up the right to vote at the meeting. If you vote your proxy and also attend, notify the Secretary when you arrive at the meeting that you wish to vote in person, you will be given a ballot, and the Company will disregard the proxy you voted, provided you do vote in person or otherwise validly revoke your proxy. (For more details, see the attached Proxy Statement.)

By order of the Board of Directors,

Edward C. Ashby, III
President

Date: March 31, 2010

SURREY BANCORP

145 North Renfro Street

Mount Airy, North Carolina 27030

Telephone: (336) 783-3900

PROXY STATEMENT

ANNUAL MEETING

The Board of Directors (the “Board”) of Surrey Bancorp (the “Company”), hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held:

•	Wednesday, April 28, 2010

•	10:00 a.m., local time

•	Cross Creek Country Club

1129 Greenhill Road, Mount Airy, Surry County, North Carolina

or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on March 12, 2010, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the Company’s 2009 Annual Report to Shareholders. The Company anticipated mailing this Proxy Statement on or about March 31, 2010.

You are invited to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you are requested to vote on the proposal described in this Proxy Statement by returning the enclosed appointment of proxy or by voting through the internet.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 28, 2010: the proxy statement, form of proxy and annual report to shareholders are available at https://www.shareholderlink.com/fss/sryb/pxsignon.asp.

VOTING OF APPOINTMENTS OF PROXY

Your vote is important. Your shares can be voted at the Annual Meeting only if you attend the meeting or vote the enclosed appointment of proxy. You do not have to attend the meeting to vote. To vote the enclosed appointment of proxy, you may:

•

Vote over the internet: You may access our internet voting site by going to: https://www.shareholderlink.com/fss/sryb/pxsignon.asp. If you have access to the internet, we encourage you to vote in this manner.

•	Vote by mail: You may vote by executing and returning the enclosed appointment of proxy in the pre-addressed pre-paid envelope provided with this proxy statement.

The internet voting procedures are designed to authenticate shareholders and to allow you to confirm that your instructions have been properly followed. The internet voting facilities for eligible shareholders will close at 5:00 p.m. Eastern Time on April 27, 2010.

The Board has named Pedro A. Pequeno, II and Mark H. Towe (the “Proxies”) as management proxies in the enclosed appointment of proxy. When appointments of proxy are properly voted in time for the Annual Meeting, the shares they represent will be voted at the meeting in accordance with the directions given. If no directions are given on how to vote your shares, your appointment of proxy will be voted FOR the eight nominees for director named in Proposal 1, FOR approval of the compensation of the Company’s executive officers in Proposal 2 and FOR an amendment to the articles of incorporation to increase the authorized number of shares to ten million in Proposal 3. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. If you return the appointment of proxy and do not indicate otherwise, the Proxies will be authorized to vote your shares in accordance with their best judgment on some matters not described in this Proxy Statement. These matters include approval of the minutes of the 2009 annual meeting; consideration of a motion to adjourn the annual meeting to another time or place, if necessary, in order to obtain a quorum, and matters for which the Company did not receive notice by February 12, 2010. As of the date the Company printed this proxy statement, the Company did not anticipate any other matters would be raised at the Annual Meeting.

Record Holders. If you hold shares in your own name, you are a “record” shareholder. Record shareholders may vote through the internet or complete and sign the accompanying appointment of proxy and mail it in the business return envelope provided or deliver it in person to the Company.

Street Name Holders. If you hold shares through a broker or other nominee, you are a “street name” shareholder. Street name shareholders who wish to vote at the Annual Meeting need to obtain the proxy materials from the institution that holds their shares and follow the voting instructions on that form.

REVOCATION OF APPOINTMENT OF PROXY

If you vote an appointment of proxy, you may revoke that appointment at any time before the actual voting. To revoke the proxy, you may notify the Company’s Secretary in writing, vote again through the internet or execute another appointment of proxy bearing a later date and file it with the Secretary, or vote in person at the meeting as described below. The address of the Secretary is:

Brenda J. Harding, Secretary

Surrey Bancorp

P.O. Box 1227

145 North Renfro Street

Mount Airy, North Carolina 27030

If you vote the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and, provided you do vote in person or otherwise validly revoke your prior appointment of proxy as described above, your prior appointment of proxy will be disregarded.

If you attend the meeting in person, you may vote your shares without using the appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be counted is to vote the appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

DEFINITION OF A QUORUM

The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding Shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting. The Bylaws also provide that if there is no quorum present at the opening of the Meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the Shares voting on the motion to adjourn. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when an institution holding shares as a nominee does not have discretionary voting authority with respect to a proposal and has not received voting instructions from the beneficial owner of the shares.

HOW VOTES WILL BE COUNTED

Each Share is entitled to one vote for each matter submitted for a vote, and, in the election of directors, for each director to be elected. The appointments of proxy will be tabulated by one or more inspectors of election designated by the Board.

Proposal 1 — Election of directors. In the election of directors under Proposal 1, the eight nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

Proposal 2 — Approval of executive compensation. The compensation of the Company’s executive officers under this Proposal will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

Proposal 3 — Amendment to increase authorized shares. The amendment to the articles of incorporation increasing the number of authorized shares to ten million will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

EXPENSES OF SOLICITATION

We will pay the cost of this proxy solicitation. In addition to solicitation by mail, the Company’s directors, officers and regular employees may solicit appointments of proxy in person or by telephone. None of these employees will receive any additional or special compensation for this solicitation. We will, on request, reimburse brokerage houses and other nominees their reasonable expenses for sending these proxy soliciting materials to the beneficial owners of the Company’s stock held of record by such persons.

DESCRIPTION OF THE VOTING SECURITIES

At the close of business on the voting record date, there were 3,206,495 shares of the Company’s common stock, no par value per share (sometimes referred to herein as the “Shares”), issued and outstanding and entitled to vote at the Annual Meeting. The Company is authorized to issue 5,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. At the close of business on the voting record date, there were 189,356 shares of Series A fixed rate non-cumulative convertible preferred stock, 2,000 shares of Series B fixed rate cumulative preferred stock, and 100 shares of Series C fixed rate cumulative preferred stock issued and outstanding, but none of the shares of preferred stock have voting rights at the Annual Meeting. The shares of the Series B and C preferred stock were issued to the United States Department of the Treasury in connection with the Company’s participation in the Capital Purchase Program under the Emergency Economic Stabilization Act of 2008. On the voting record date, there were approximately 1,600 holders of record of the Company’s common stock.

BENEFICIAL OWNERSHIP OF SECURITIES

To the Company’s knowledge, as of December 31, 2009, listed below is the only shareholder of the Company that owned more than five percent of the Shares. The following table sets forth certain information as to this shareholder:

Name of Shareholder	Shares Beneficially Owned	Percent of Shares Beneficially Owned (1)

Hylton Wright 1234 Greenhill Road Mount Airy, NC 27030	477,724	14.6%

(1)

The ownership percentage of the named shareholder is calculated based on the total of 3,198,105 Shares issued and outstanding at December 31, 2009, plus the number of Shares that can be issued to that individual upon exercise of 36,161 shares of Series A convertible preferred stock beneficially owned by the individual.

The following table shows, as of December 31, 2009, the number of securities beneficially owned by each director and named executive officer and by all directors and principal officers of the Company as a group:

Beneficial owner	Shares currently Owned (1)	Preferred currently owned (2)	Percent of Shares owned (3)

Edward C. Ashby, III (director, President & CEO)	135,415	5,090	4.2%

William A. Johnson (director)	56,988	3,600	1.8%

Elizabeth Johnson Lovill (director)	97,840	3,572	3.1%

Robert H. Moody (Vice Chairman)	84,730	3,572	2.6%

Pedro A. Pequeno, II (Senior Vice President)	35,000	- 0 -	1.1%

F. Eugene Rees (director)	87,563	12,800	2.7%

Mark H. Towe (Senior Vice President and CFO)	18,460	- 0 -	*

Tom G. Webb (director)	58,556	1,800	1.8%

Buddy E. Williams (director)	63,724	5,372	2.0%

Hylton Wright (chairman)	477,724	36,161	14.6%

Directors and principal officers as a group (11 persons)	1,137,528	71,967	33.16%

NOTES:

*	Owns less than one percent of the outstanding common stock.

(1)

For each Director and principal officer listed above, this column includes the number of Shares capable of being issued within 60 days of December 31, 2009, (i) upon the conversion of the Series A convertible preferred stock listed in the second column at the conversion rate shown in footnote (2) below, and (ii)

upon the exercise of the following stock options held directly or indirectly by the named individual: Ashby – 13,180 Shares; Johnson – 600 Shares; Pequeno – 3,350 Shares; Towe – 6,396 Shares; principal officers and directors as a group – 23,526 Shares. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following Shares and shares of Series A convertible preferred stock for which the individual indicates that he or she shares voting and/or investment power: Ashby – 56,214 Shares and 447 shares of Series A convertible preferred stock; Johnson – 316 Shares; Moody – 948 Shares; Pequeno – 16,884 Shares; Rees – 8,554 Shares and 1,800 shares of Series A convertible preferred stock; Towe – 3,780 Shares; Webb – 7,938 Shares; Williams – 3,494 Shares and 1,800 shares of Series A convertible preferred stock; Wright – 152,146 Shares and 14,286 shares of Series A convertible preferred stock; principal officers and directors as a group – 252,808 Shares and 18,333 shares of Series A convertible preferred stock.

(2)

This column indicates the number of shares of Series A convertible preferred stock held by the named individual at December 31, 2009. Each share of Series A convertible preferred stock is convertible into 2.0868 shares of common stock.

(3)

The ownership percentage of each individual is calculated based on the total of 3,198,105 Shares issued and outstanding at December 31, 2009, plus the number of Shares that can be issued to that individual within 60 days of December 31, 2009, upon the exercise of stock options held by the individual plus the number of Shares into which that individual may convert his or her shares of Series A convertible preferred stock. The ownership percentage of the group is based on the total Shares outstanding plus the number of Shares that can be issued to the entire group within 60 days of December 31, 2009, upon the exercise of all stock options held by the group plus the number of Shares into which the entire group may convert their shares of Series A convertible preferred stock.

PROPOSAL 1: ELECTION OF DIRECTORS

Board size and membership. Under the Company’s Charter and Bylaws, the number of directors shall be the number the Board determines from time to time prior to each annual meeting of shareholders at which directors are to be elected. That number cannot be less than five or more than twelve. The Board, by resolution, has fixed the number of directors for 2010 at eight.

Director Independence. The Company’s common stock is not traded on any exchange, but the Company has chosen to observe the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”). Other than the Company’s President and Chief Executive Officer, Mr. Edward C. Ashby, III, all of the members of the Board satisfy the independence requirements stated in the rules of Nasdaq. The Company engaged J.G. Coram Company, for which William A. Johnson, a director of the Company, serves as Chief Financial Officer, to provide architectural planning services for a proposed addition to the main offices of the Bank in 2008, but the payments for those services did not exceed the safe harbor amounts of the independence standards in the rules of Nasdaq. The Company rents mats from Professional Rental Services, for which F. Eugene Rees, a director of the Company, serves as President, but the rental payments do not exceed the safe harbor amounts of the independence standards in the rules of Nasdaq. In 2008, the Company purchased furniture for its new branch office from High Cotton Interiors, LLC, a company owned by Elizabeth Johnson Lovill, a director of the Company, but the purchase price of the furniture did not exceed the safe harbor amounts of the independence standards in the rules of Nasdaq.

All Directors to be elected at this Annual Meeting. At this Annual Meeting, all eight directors will be elected to serve one year terms expiring at the Annual Meeting of Shareholders in 2011, or until their successors are elected and qualified.

How votes will be counted. Unless you give instructions to the contrary, the Proxies will vote for the election of the eight nominees listed below by casting the number of votes for each nominee designated by the shareholder proxies. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxies have the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

Votes needed to elect. The eight nominees receiving the highest number of votes will be elected.

Board recommendation. The Board has nominated the eight incumbent Board members for re-election. These nominees have served as directors of Surrey Bank & Trust, the sole subsidiary and predecessor to the Company (the “Bank”), since its incorporation on July 15, 1996, with the exception of Director Rees, who has served since 1997, and Director Williams, who has served since 2001. The Board recommends that shareholders vote for each of the eight nominees.

Nominees. Listed below are the names of the nominees for election to the eight Board seats, their ages at December 31, 2009, and their principal occupations during the past five years.

Name and age	Principal occupation over last five years
Edward C. Ashby, III, 56	President and Chief Executive Officer, Surrey Bancorp since 2003; President and Chief Executive Officer, Surrey Bank & Trust.

William A. Johnson, 49	Vice President and Chief Financial Officer, J.G. Coram Company, Inc. (commercial and industrial construction), Mount Airy, North Carolina.

Elizabeth Johnson Lovill, 54

Vice President, Town & Country Builders, Inc. (residential construction); Owner, Lovill Enterprises (real estate development); Part Owner, Mayberry Pharmacy, LLC; Part Owner, High Cotton Interiors, LLC (retail sales); Part Owner, Seasons of Mt. Airy, LLC (retail sales); all of Mount Airy, North Carolina.

Robert H. Moody, 55	President of Moody Funeral Services, Inc.; Partner, Moody Investment Co., LLC and DWM Properties, LLC (real estate); all of Mount Airy, North Carolina.

F. Eugene Rees, 58

President, F. Rees Company; Owner, Professional Rental Services, Inc.; Owner, REF Properties (commercial rental properties); Partner, Ingleside Development, LLC (land development); Partner, Key City, LLC (commercial development); Partner, R&L Construction of Mount Airy, LLC (commercial contractor); all of Mount Airy, North Carolina.

Tom G. Webb, 58

Commercial Real Estate Developer; President, Old North State Winery, Inc.; Owner-manager of Fairmont Associates, LLC, Parkway Associates, LLC and Westwood Partners, LLC (shopping centers); President of Mayberry RFD, Inc. and Fabrica Development, Inc. (real estate development); Lewis Farms, (vineyard financial investment); all of Mount Airy, North Carolina.

Buddy E. Williams, 72

President, Ten Oaks, LLC (hardwood floor manufacturing); Managing partner, Williams & Birkett, LLC (land acquisition and development); Managing partner, TGV Property, LLC (management of commercial and rental property); General Manager, Stuart Flooring Corporation until May 2004; all of Stuart, Virginia.

Hylton Wright, 85	Retired; Private Investor, Mount Airy, North Carolina; Former Director, Lexcom, Inc. (LXCM.PK)

Director Qualifications

In evaluating a director candidate, the Company considers a variety of factors, including the knowledge, experience, integrity and judgment of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any core competencies or technical expertise necessary to provide oversight to the Company’s operations. In addition to fulfilling the above criteria, seven of the eight nominees for re-election named above satisfy the independence requirements stated in the rules of Nasdaq (Mr. Ashby being the exception as he is an employee of the Company). The Board believes that all eight nominees are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, private equity, finance, construction, manufacturing, and marketing. Three of the nominees have previous experience in the banking industry. Four nominees have experience in real estate development, which comprises a significant part of the Bank’s loan portfolio. The following discussion of each director’s specific experience, qualifications, attributions or skills led to the conclusion that each person should be nominated to serve as a director of the Company.

Edward C. Ashby, III Mr. Ashby has over 30 years of experience in the banking industry, most of that in leadership positions. He has extensive experience in branch administration, asset/liability management, investments, collections, residential and commercial real estate appraisals, residential and commercial real estate lending, and business and industry lending. He serves in leadership positions on the boards of directors for several local non-profit organizations.

William A. Johnson Mr. Johnson provides financial and management skills from his experience in both the construction and banking industry. He previously served for 12 years with Southern National Bank, including 7 years as a Vice President supervising branch administration and consumer and commercial lending in Surry, Stokes, and Alleghany counties in North Carolina. This experience gives Mr. Johnson a deep knowledge of the banking markets in which the bank operates. Mr. Johnson has held, and continues to hold, leadership positions on various local non-profit boards of directors.

Elizabeth Johnson Lovill In addition to operating her own retail sales companies, Ms. Lovill has managerial responsibilities in several family-owned companies, including a residential realty and construction company and a real estate development company. Ms. Lovill has provided venture capital for local start-up companies and is involved with several local non-profit organizations.

Robert H. Moody Mr. Moody is the third-generation owner of a funeral home that has three locations in Surry County, North Carolina, and Patrick County, Virginia, which gives him extensive knowledge of the communities in which the bank operates. He also has experience in managing commercial real estate investments. Mr. Moody has held leadership positions in the North Carolina Funeral Directors Association as well as on the board of directors for numerous local non-profit organizations.

F. Eugene Rees Mr. Rees is the second generation owner of a clothing retailer. He is also a real estate developer who owns and manages several commercial properties, in addition to the development and sale of residential properties. He is active in community affairs and currently serves a Chairman of Surry Community College Board of Trustees. He has extensive experience in finance and qualifies and serves as the Company’s audit committee financial expert under SEC guidelines.

Tom G. Webb Mr. Webb is an experienced commercial real estate developer and property manager. He previously worked in economic development, serving as both a staff member and consultant for governmental agencies in the Company’s market area. In his role with economic development, Mr. Webb was involved in projects such as the construction of industrial development parks, an airport extension, and flood control projects and obtaining grants for building and water and sewer projects. Mr. Webb remains active in community affairs on a volunteer basis, serving on numerous local non-profit boards.

Buddy E. Williams Mr. Williams was added to the Board when the Company expanded into the Commonwealth of Virginia. He manages several family-owned companies engaged in land acquisition and development and acquisition and management of commercial and industrial properties. Mr. Williams has served on the boards of directors of state and national lumber-related trade organizations, as well as many numerous non-profit organizations in Virginia.

Hylton Wright Mr. Wright retired from a successful career with Central Telephone, currently Century Link, where he was involved in a wide variety of managerial duties. He served on the board of directors of Lexington Telephone Company (Lexcom, Inc.), a public North Carolina telecommunications company, until its sale in 2009. He currently serves on the boards of directors for numerous local and statewide non-profit organizations. A successful stock market investor, Mr. Wright has provided venture capital money for numerous start-up companies in the region. Mr. Wright has many years of experience in bank oversight, having served on the board of directors of First National Bank of Mount Airy for 14 years until its acquisition and as Chairman of the board of directors of the Company and its subsidiary bank since its incorporation in 1996.

Director relationships

Board relationships. No director or principal officer is related to another director or principal officer.

Other directorships. Other than Hylton Wright, who served on the board of directors of Lexcom, Inc. until it was sold in 2009, no director is or has been a director during the preceding 5 years of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Director Nominations

Nominations for election to the Board are made by a vote of all the members of the Board other than the Company’s President and Chief Executive Officer, Mr. Edward C. Ashby, III, who is not independent within the meaning of the rules of Nasdaq. The Company does not have a Nominating Committee or a Nominating Committee charter. No nominations are contemplated for the foreseeable future in view of the current size of the Board unless there is a vacancy on the Board. The Company’s bylaws currently require that nominations for election to the Board shall be made by the Board. At such time as there is a need for nominations to the Board, the Board will consider amending the bylaws to create a Nominating Committee and it is anticipated that all the members of that Nominating Committee will satisfy the independence requirements stated in the rules of Nasdaq. All members of the Board are also directors of the Bank. The banking laws of the State of North Carolina require directors of a bank, such as the Bank, to own Shares having at least $1,000 in book value. The nomination of any person for election to the Board may also be made by a shareholder entitled to vote on such election. See “HOW TO SUBMIT SHAREHOLDER PROPOSALS - Nominations of directors” in this proxy statement for further details. For both nominees submitted by the Company or shareholders for election to the Board, the Board considers several factors beyond those set forth above in determining whether to nominate a candidate for election to the Board. These additional factors include the nominee’s personal and professional integrity, ability and judgment and his or her ability to be effective, in conjunction with the other Board members and nominees, in collectively serving the long-term interests of the Company’s shareholders. The Board also considers the overall composition of the Board taking into consideration such factors as business experience and specific areas of expertise of each Board member. While the Board does not have a specific policy with respect to its Board members’ diversity, the Board does consider each nominee’s potential to contribute to the diversity of backgrounds which the Board desires to have represented.

Board Attendance and Fees

The Board held 12 meetings in 2009. All directors attended at least seventy-five percent of all Board meetings. In 2009, the directors received fees in the amount of $625 per board meeting and $250 per committee meeting. Directors are expected to receive the same monthly fees in 2010. It is the policy of the Board that all Directors attend shareholder meetings. All of the Directors attended the 2009 Annual Meeting.

The Company has a deferred compensation plan under which directors may elect to defer their fees. Participating directors receive an additional 30% matching contribution and will be paid an annual benefit for a specified number of years after retirement, generally beginning at age 65. The maximum payout period is ten years. Deferred directors’ fees are held in a rabbi trust that earns market rates.

2009 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Total ($)

William A. Johnson	15,992	15,992

Elizabeth Johnson Lovill	15,951	15,951

Robert H. Moody	17,223	17,223

F. Eugene Rees	17,161	17,161

Tom G. Webb	17,095	17,095

Buddy E. Williams (1)	8,000	8,000

Hylton Wright	17,103	17,103

(1)	Director Williams elected not to defer his compensation. All other directors have deferred their compensation and the table above reflects the 30% matching contribution those directors received.

Committees of the Board of Directors

The Board has established the following committees on which all members of the Board serve, with the exception of the Audit Committee and Compensation Committee. Mr. Johnson and Mr. Ashby do not serve on the Audit Committee and Mr. Ashby does not serve on the Compensation Committee.

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Executive Committee. The Executive Committee establishes and monitors all policies of the Company and compliance therewith. The Executive Committee held one meeting during 2009. The chair of the Executive Committee is Director Moody.

•

Compensation Committee. The charter for the Compensation Committee is available on the Bank’s corporate website located at http://www.surreybank.com. In accordance with its Charter, the Compensation Committee approves compensation for senior management of the Company. The Compensation Committee approves compensation based upon a review of the compensation earned by executive officers with financial institutions of similar asset size in North Carolina from an annual survey of compensation prepared by the North Carolina Bankers Association. Mr. Ashby recommends base salaries other than his own and is also permitted to discuss the targets for incentive cash compensation. Mr. Ashby is not permitted to be present while his compensation is being debated or approved by the Compensation Committee. During 2009, he participated in the discussion of executive compensation other than his own. The Compensation Committee is also responsible for granting options pursuant to the Incentive Stock Option Plan and the Non-Employee Directors’ Stock Option Plan of the Company. Neither the Compensation Committee or the Company’s management engaged a compensation consultant during the last fiscal year to provide advice or recommendations on the amount or form of executive and director compensation. The Compensation Committee met three times in 2009. The Compensation Committee consists of Directors Rees (chair), Moody, Webb and Wright.

•

Audit Committee. The Audit Committee recommends to the Board the engagement of the Company’s independent auditors, determines the scope of the annual audit and any special audit of the Company, oversees the administrative, operational and internal controls of the Company, reviews compliance with accounting policies and procedures and establishes and oversees an internal audit program. The Audit Committee held two meetings in 2009. The chair of the Audit Committee is Director Lovill. All of the members of the Audit Committee satisfy the audit committee independence requirements stated in the rules of Nasdaq. F. Eugene Rees has been appointed as the audit committee financial expert. His qualifications to serve as the audit committee financial expert are listed under “Nominees” above.

•	Other standing committees. The Board has approved one additional standing committee, the Loan Committee, to which certain responsibilities have been delegated.

Corporate Governance: Board Leadership and Risk Oversight

Edward C. Ashby, III serves as the Company’s Chief Executive Officer and Hylton Wright serves as the Company’s Chairman of the Board. The Company has determined that splitting the role of Chairman of the Board and Chief Executive Officer is appropriate for the Company, because the Board feels it is prudent to have an independent director set the agenda for board meetings instead of an inside director. The board feels this arrangement allows the directors to appropriately exercise their oversight role.

Responsibility for risk oversight ultimately rests with the Board. The officers of the Company are responsible for managing the Company’s risks on a day-to-day basis. Oversight of the Company’s risk management is filtered to the Board primarily through the Audit and Loan Committee. The committees with primary risk oversight functions are each chaired by independent directors in order to provide a measure of third-party objectivity to the review of the officer’s management of risk.

Report of the Audit Committee

In accordance with its written Charter (which is available on the website at http://www.surreybank.com), the Audit Committee supervises the quality and integrity of the accounting, auditing and financial reporting practices of the Company on behalf of the Board. Management has the primary responsibility for preparing the financial statements and managing the reporting process, including the system of internal controls. As required by the Audit Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the Audit Committee, and at least one member has accounting or related financial management expertise, all as stated in the rules of Nasdaq. In fulfilling its oversight responsibilities, the Audit Committee discussed and reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements of the Company.

The Audit Committee discussed and reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees).

In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors’ independence, and considered the compatibility of nonaudit services with the auditors’ independence.

The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee also discussed the interim financial information contained in earnings announcements with the independent auditors prior to the public release of each such announcement.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission (“SEC”). The Audit Committee also approved the reappointment of the independent auditors.

This report is submitted by the Audit Committee: Directors Elizabeth Johnson Lovill (chair), Robert H. Moody, F. Eugene Rees, Tom G. Webb, Buddy E. Williams and Hylton Wright.

Shareholder Communications with Directors

The Company encourages all shareholders who wish to communicate with any of the Directors to send such inquiries by mail, telephone or email to the Company. The Company will forward all communications to the named Director or, if no particular Director is named, to the appropriate committee of the Board for consideration.

Code of Ethics

The Company has adopted a Code of Ethics for senior officers to resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all senior officers, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Ethics is available on the website at http://www.surreybank.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our executive officers on that website.

Transactions with Directors and Officers

As the operating subsidiary of the Company, the Bank has had, and expects to have in the future, banking transactions in the ordinary course of the Bank’s business with directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and have not involved more than normal risks of collectibility or presented other unfavorable features.

Reports of Changes in Beneficial Ownership

Directors and principal officers of the Company are required by federal law to file reports with the SEC regarding the amount of and changes in their beneficial ownership of the Shares. To the Company’s knowledge, all such required reports were timely filed.

MANAGEMENT OF THE COMPANY

Executive Officers

The Company’s Bylaws provide that the Board shall elect the officers of the Company for a term of one year. The executive officers subject to election have served in their present capacities since the Company’s incorporation.

Name and Age at 12/31/09	Principal Occupation Over Last Five Years

Edward C. Ashby, III, 56	President and Chief Executive Officer, Surrey Bancorp since 2003; President and Chief Executive Officer, Surrey Bank & Trust.

Mark Harrison Towe, 53	Senior Vice President and Treasurer, Surrey Bancorp since 2003; Senior Vice President and Chief Financial Officer, Surrey Bank & Trust.

Pedro A. Pequeno, II, 42	Senior Vice President and Assistant Secretary, Surrey Bancorp since 2003; Senior Vice President and Chief Lending Officer, Surrey Bank & Trust.

Brenda J. Harding, 68	Senior Vice President and Secretary, Surrey Bancorp since 2003; Senior Vice President and Chief Operations Officer, Surrey Bank & Trust.

Executive Compensation

During 2009, all employees of the Company were compensated by the Bank, the principal subsidiary of the Company.

Cash compensation. This table sets forth certain information regarding the compensation paid by the Bank to or for our current Chief Executive Officer (“CEO”) and the other two most highly compensated executive officers who were serving as such at December 31, 2009 (our “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Comp. ($)	Total Comp. ($)

Edward C. Ashby, III	2009	160,258	- 0 -	67,057(1)	227,315
President and CEO	2008	155,669	- 0 -	50,626(2)	206,295
	2007	149,698	37,387	53,267(3)	240,352

Pedro A. Pequeno, II	2009	122,237	7,322	14,597(4)	144,156
Senior Vice President	2008	118,500	- 0 -	12,840(4)	131,340
	2007	112,944	19,175	10,648(4)	142,767

Mark H. Towe	2009	108,221	6,481	21,513(4)	136,215
Senior Vice President	2008	104,607	- 0 -	16,755(4)	121,362
and CFO	2007	96,327	15,869	15,542(4)	127,738

(1)

Includes $39,161 expensed by the Bank under Mr. Ashby’s Salary Continuation Agreement, deferred director’s fees of $13,113, matching contributions made by the Bank under the Bank’s salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (“401(k) Plan”), use of a company vehicle, and excess life insurance. Mr. Ashby is capable of being issued 13,180 Shares upon the vesting of all the stock options he holds.

(2)

Includes $28,892 expensed by the Bank under Mr. Ashby’s Salary Continuation Agreement, deferred director’s fees of $12,392, matching contributions made by the Bank under the Bank’s 401(k) Plan, use of a company vehicle, and excess life insurance.

(3)

Includes deferred director’s fees of $11,701, matching contributions made by the Bank under the Bank’s 401(k) Plan, the amount expensed by the Bank under Mr. Ashby’s Salary Continuation Agreement, use of a company vehicle, and excess life insurance.

(4)

Includes matching contributions made by the Bank under the Bank’s salary deferral plan under the Bank’s 401(k) Plan, the amounts expensed by the Bank under the Salary Continuation Agreements, and excess life insurance.

Outstanding Equity Awards at Fiscal Year-End. The following tables contain information with respect to outstanding equity awards of the Company held by the named executive officers at December 31, 2009.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable/Unexercisable		Option Exercise Price ($)	Option Expiration Date

Edward C. Ashby, III	9,580	- 0 -	2.57	July 24, 2011
	3,600	- 0 -	6.15	April 26, 2014

Pedro A. Pequeno, II	3,350	5,026	13.27	May 23, 2017

Mark H. Towe	3,048	- 0 -	2.57	July 24, 2011
	3,348	5,022	13.27	May 23, 2017

Option Exercises. The following table contains information with respect to option exercises by the named executive officer during 2009.

Option Exercises During 2009

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Pedro A. Pequeno, II	1,220	3,270
Mark H. Towe	1,524	7,818

Terms of the Employment Agreements. The Bank is a party to employment contracts with Edward C. Ashby, III, President and Chief Executive Officer of the Bank, Pedro A. Pequeno, II, Senior Vice President of the Bank, and Mark H. Towe, Senior Vice President and Chief Financial Officer of the Bank (the “Employment Agreements”). The term of each Employment Agreement is three years. On each anniversary of the effective date of the Employment Agreements, the term of each agreement is automatically extended for an additional one-year period beyond the then-effective expiration date unless written notice from the Bank or the officer is received 90 days prior to the anniversary date, advising the other that the Employment Agreement shall not be further extended. No such notice has been given by either party. In addition, the officers have the option to terminate the Employment Agreements upon 60 days written notice to the Bank. While each officer is employed by the Bank and for one year following termination of employment, the Employment Agreements prohibit each officer from competing with the Bank.

Under the Employment Agreements, each officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. For 2010, Mr. Ashby’s compensation has been established at $173,500, Mr. Pequeno’s compensation has been established at $130,897, and Mr. Towe’s compensation has been established at $113,157. Under the Employment Agreements, each officer is entitled to all fringe benefits generally provided by the Bank for its employees.

Terms of the Salary Continuation Agreements. The Bank is a party to Salary Continuation Agreements with certain officers, including Edward C. Ashby, III, Pedro A. Pequeno, II, and Mark H. Towe, to supplement the amount that these officers can defer under the Bank’s 401(k) Plan because of Federal tax code limitations on the amount of compensation that may be deferred by highly compensated employees. Such plans are a common component of the compensation packages of the peer banks with which the Bank competes, and of the financial institution industry generally. The Bank has purchased, and is the primary beneficiary, of life insurance policies on each officer which are intended to offset the cost of these retirement benefits. These retirement benefits are unfunded and are not intended to be a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

At normal retirement age of 65, the Salary Continuation Agreements provide that each officer will be paid an annual benefit equal to $89,900, $88,231, and $50,827, respectively, from retirement until death. In the case of disability prior to the normal retirement age of 65, the benefit is reduced to the amount accrued by the Bank for the benefit at such date. The full benefit is also payable at the officer’s normal retirement age following a change of control of the Bank, as defined below. If the officer dies while employed by the Bank, the Bank shall pay the amount accrued by the Bank for the benefit at such date in a lump sum to the officer’s beneficiary. If the officer dies while receiving the benefit, the Bank shall pay the balance in the accrued liability retirement account to the officer’s beneficiary. If the officer voluntarily leaves employment with the Bank, the Bank shall pay the amount accrued by the Bank for the benefit at such date in lump sum. No benefit will be payable if the officer is terminated for “cause,” as defined in the Salary Continuation Agreements.

Potential Payments Upon a Change of Control. The Employment Agreements and Salary Continuation Agreements provide for certain payments to Mr. Ashby, Mr. Pequeno, and Mr. Towe if their employment is terminated following a “change of control.” “Change of control” is defined to mean any of the following events:

•	Any person or group acquires beneficial ownership of representing more than fifty percent (50%) of the fair market value or voting power of the Company’s securities; or

•

During any period of twelve consecutive months, any person or group acquires beneficial ownership representing thirty-five percent (35%) or more of any class of voting securities of the Company, or a majority of the Company’s board of directors is replaced by individuals who were not appointed, or whose election was not endorsed in advance, by a majority the Company’s board of directors;

•	During any period of twelve consecutive months, any person or group acquires more than forty percent (40%) of the assets of the Company.

Under the terms of the Employment Agreements, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change of control, that he has not been assigned duties, responsibilities, and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under his Employment Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

Upon a termination of employment following a change of control, the Bank has agreed to pay each officer an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code. This compensation is payable by lump sum. The Bank has the right, under the Employment Agreements, to reduce any such payments as necessary under the Internal Revenue Code to avoid the imposition of excise taxes on the officers or the disallowance of a deduction to the Bank.

As noted above, the full retirement benefit under the terms of the Salary Continuation Agreements is payable at the officer’s normal retirement age following a change of control. Also, under the terms of the Company’s stock option plans, all unvested stock options shall become immediately and fully exercisable.

Potential Payments Upon Termination. Under the terms of the Employment Agreements, in the event an officer’s employment is terminated by the Bank without cause, the Bank is obligated to pay each officer the compensation and benefits provided for in the Employment Agreements for the remaining term of each Employment Agreement. Termination for cause includes termination because of the officer’s personal dishonesty or moral turpitude, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Employment Agreement.

If the officer voluntarily leaves employment with the Bank, the Bank shall pay the amount accrued by the Bank for the retirement benefit under the terms of the Salary Continuation Agreements at such date in lump sum. No retirement benefit under the terms of the Salary Continuation Agreements will be payable if the officer is terminated for cause.

Limitations on Executive Compensation. The Company sold Series B and C preferred stock to the United States Treasury Department pursuant to the Treasury’s Capital Purchase Program in 2009. As a condition to that sale and for the period of time Treasury holds the investment in the Series B and C preferred stock, Mr. Ashby, Mr. Pequeno and Mr. Towe contractually agreed to waive any applicable severance from employment to the extent the aggregate present value of such payments exceeds 2.99 times the officer’s “base amount” as defined in Section 280G of the Internal Revenue Code. Also as a condition to the sale, the Company agreed that it may not claim a federal income tax deduction for any compensation paid to Mr. Ashby, Mr. Pequeno or Mr. Towe in excess of $500,000 for each taxable year that the Treasury holds any investment in the Company. In June 2009, regulations issued pursuant to the American Recovery and Reinvestment Act of 2009 added further restrictions on the payment of executive compensation. Those regulations:

•	prohibit the Company from making any severance payment to Mr. Ashby, Mr. Pequeno or Mr. Towe for the period of time Treasury holds the investment in the Series B and C preferred stock.

•

prohibit the Company from paying any bonus, retention award, or incentive compensation to Mr. Ashby except in the form of restricted stock in an amount (denominated in cash) equal to less than one-third of Mr. Ashby’s total annual compensation. If paid, the restricted stock must be held by Mr. Ashby for at least two years from the date of grant and the restricted stock may not vest until the Company has repaid the Treasury for its investment in the Series B and C preferred stock.

PROPOSAL 2: APPROVAL OF EXECUTIVE COMPENSATION

As required for companies participating in the United States Treasury Department’s Capital Purchase Program by Section 111(e)(1) of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, the Company is providing its shareholders the opportunity to cast an advisory vote on the compensation of its executive officers at the Annual Meeting. This “say-on-pay” proposal permits shareholders to vote to approve the compensation paid or provided to the Company’s executive officers (as identified elsewhere in this Proxy Statement) and the Company’s compensation policies and practices. By voting “FOR” Proposal 2, you will be approving the compensation paid or provided to executive officers of the Company and the Bank and the Company’s and Bank’s executive compensation policies and practices, as described in the tabular and narrative compensation disclosures contained in this Proxy Statement.

The vote by the Company’s shareholders on this Proposal 2 is a non-binding, advisory vote. This means that the results of the vote will not be binding on the Company’s Board or its Compensation Committee, will not overrule or affect any previous action or decision by the Board or Committee or any compensation previously paid or awarded, and will not create or imply any additional duty on the part of the Board or Committee.

The Board and its Compensation Committee believe that the Company’s compensation policies and practices appropriately reward performance without inviting unnecessary risk-taking by its executive officers and are strongly aligned with the long-term interests of the Company’s shareholders. Further, the Board and its Compensation Committee believe the compensation paid or provided to the Company’s executive officers is and has been appropriate for each of the executive officers and comparable to the compensation of officers of peer institutions for the industry in which the Company operates.

The Board of Directors recommends that you approve the compensation of the Company’s executive officers by voting “FOR” Proposal 2. This proposal will be approved if the number of votes cast in favor of Proposal 2 exceeds the number of votes cast against it.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

FROM 5,000,000 TO 10,000,000

On February 16, 2010, the Board approved an amendment to Article 2 of the articles of incorporation of the Company to increase the authorized number of shares of common stock from 5,000,000 to 10,000,00. The Company currently is authorized to issue up to 5,000,000 Shares. As of the record date for the annual meeting, 3,206,495 of the authorized Shares were outstanding and 72,665 of the authorized Shares are reserved for issuance under the Company’s stock option plans and 395,148 Shares are reserved for issuance upon the conversion of the Series A convertible preferred stock, leaving 1,325,692 Shares available for issuance for other corporate purposes. The Board believes that the increase in the number of authorized Shares will provide the Company with increased flexibility to meet various corporate objectives and is in the best interests of the Company and its shareholders.

It is the Company’s intention to finance its operations through, among other things, the issuance from time to time of various equity securities, to consider the acquisition of financial service businesses (possibly using the Shares as consideration in some instances) and to consider the issuance of additional Shares through stock splits and stock dividends in appropriate circumstances. Accordingly, the continued availability of Shares is necessary to provide the Company with the flexibility to take advantage of opportunities in such situations. There are, at present, no plans, understandings, agreements or arrangements concerning the issuance of additional Shares, except for Shares currently reserved for issuance under the Company’s stock option plans or pursuant to exercise of the Company’s convertible preferred stock.

Pursuant to North Carolina law, authorized and unissued Shares (other than those Shares reserved for certain purposes) are available for issuance by the Company to such persons and for such consideration as the Board may determine from time to time. Shareholders may not be given the opportunity to vote on such matters, unless shareholder approval is required by applicable law or unless the Board in its judgment recommends shareholder approval. Shareholders generally will have no preemptive rights to subscribe to newly issued Shares. Because there are no preemptive rights, the issuance of additional shares could dilute the interests of existing shareholders.

The Board believes that the proposed increase in the number of authorized Shares will provide flexibility needed to meet corporate objectives and is in the best interests of the Company and its shareholders. If the proposal is approved, officers of the Company will promptly make the appropriate filings in the State of North Carolina and take any other action necessary to implement the amendment.

The Board of Directors recommends that shareholders vote “FOR” approval of the amendment to increase the authorized number of shares of common stock to ten million. This Proposal will be approved if the votes in favor of the Proposal exceed the votes cast against the Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the year ended December 31, 2009, was Elliott Davis, PLLC, Certified Public Accountants (“Elliott Davis”), whom the audit committee of the Board has selected as the Company’s independent registered public accounting firm for the year ended December 31, 2010. Representatives of Elliott Davis will be present at the Annual Meeting with the opportunity to make a statement if they desire, and they will be available to respond to appropriate questions.

Audit fees. Audit fees include fees billed to the Company by Elliott Davis in connection with the annual audit of the Company’s financial statements and review of the Company’s interim financial statements. The aggregate fees billed to the Company by Elliott Davis for audit services rendered to the Company for the fiscal year ended December 31, 2008, were $69,407 and such fees are estimated for the fiscal year ended 2009 to be $70,338. The fees shown for 2008 are the same as disclosed in the 2009 proxy statement.

Audit-Related fees. Audit-related services include agreed upon procedures related to internal controls over credit grading, assistance to management and the Board regarding capital and expansion implications. The aggregate fees billed to the Company by Elliott Davis for audit-related services for the fiscal years ended December 31, 2008, were $28,398 and such fees are estimated for the fiscal year ended 2009 to be $20,500. The fees shown for 2008 are the same as disclosed in the 2009 proxy statement.

Tax fees. Tax fees include corporate tax compliance, as well as counsel and advisory services. The aggregate fees billed to the Company by Elliott Davis for tax-related services for the fiscal years ended December 31, 2008, were $5,700 and such fees are estimated for the fiscal year ended 2009 to be $6,700. The fees shown for 2008 are $610 higher than disclosed in the 2009 proxy statement.

All other fees. There were no additional fees billed to the Company by Elliott Davis for the fiscal years ended December 31, 2008 and 2009.

In accordance with its Audit Committee Charter, the Company’s Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company’s independent auditors and the fees charged.

ANNUAL REPORT

In accordance with the regulations of the SEC, the Company’s 2009 Annual Report on Form 10-K for the year ended December 31, 2009, including the consolidated financial statements and schedules, accompanies this Proxy Statement. No part of the 2009 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made. The Company will furnish any exhibit to the Form 10-K upon payment of the cost of copying the exhibit, upon written request to:

Mark H. Towe

Senior Vice President

Surrey Bancorp

P.O. Box 1227

145 North Renfro Street

Mount Airy, North Carolina 27030

HOW TO SUBMIT SHAREHOLDER PROPOSALS

How to submit a shareholder proposal for possible inclusion in the Company’s 2011 Proxy Statement: To be considered for inclusion in the proxy materials for the Company’s next annual meeting in 2011, shareholder proposals must be received at the Company’s principal office (currently, 145 North Renfro Street, Mount Airy, North Carolina 27030) not later than November 29, 2010. In order for a proposal to be included in the Company’s proxy material for any annual meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at that annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of that annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities Exchange Act or related regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

Shareholder proposals after November 29, 2010: Proposals submitted after November 29, 2010, will not be included in the proxy materials for the 2011 annual meeting. However, if a shareholder wishes to have a proposal considered at the 2011 annual meeting as other business, any such proposals should be delivered to the Company’s principal office no later than February 14, 2011. Management proxies shall have discretionary authority to vote on any proposals received after February 14, 2011.

Nominations of directors: The Company’s Bylaws provide that shareholders may make nominations of directors if such nominations are made in writing and delivered or mailed to the Company not less than seven (7) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting, and upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.

OTHER MATTERS

Management knows of no other matters expected to be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgment.

By order of the Board of Directors,

Edward C. Ashby, III
President

TO VOTE BY INTERNET:	TO VOTE BY MAIL:

ACCESS OUR WEBSITE AT

HTTPS://WWW.SHAREHOLDERLINK.COM/FSS/SRYB/PXSIGNON.ASP
AND CLICK ON THE LINK FOR PROXY VOTING.

WHEN PROMPTED FOR YOUR VOTER CONTROL NUMBER,
ENTER THE NUMBER PRINTED JUST ABOVE YOUR NAME ON THE FRONT OF THIS PROXY CARD.

PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

VOTE 24 HOURS A DAY, 7 DAYS A WEEK UNTIL 5:00 EASTERN TIME ON APRIL 27, 2010!

IF YOU VOTE OVER THE INTERNET, YOU DO NOT NEED TO MAIL YOUR PROXY CARD

If you mail your Proxy Card, it must be signed and dated.

SURREY BANCORP

145 North Renfro Street, Mount Airy, North Carolina 27030

APPOINTMENT OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF SURREY BANCORP FOR THE ANNUAL MEETING TO BE HELD APRIL 28, 2010

    APPOINTMENT OF PROXY: The undersigned shareholder of Surrey Bancorp, a North Carolina corporation (the “Company”), hereby appoints Pedro A. Pequeno, II and Mark H. Towe, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 28, 2010, at 10:00 a.m., local time, at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy (Surry County), North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, on the proposals listed below and in the Proxy Statement, and in their discretion on such other matters properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

    The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

— Please complete and sign on the other side —

— Continued from the reverse side —

Your vote is important. Unless you are voting on the Internet, please complete, date and sign this appointment of proxy and return it promptly in the enclosed envelope, even if you plan to attend the meeting, so that your shares may be represented at the annual meeting. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your appointment of proxy in the mail or voted on the Internet. See the attached proxy statement for more details.

SURREY BANCORP	REVOCABLE PROXY

This appointment of proxy will be voted as directed, or, if no directions are indicated, will be voted for all items and in the discretion of the proxies with respect to any other matter. The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

Board recommendation. The Board of Directors recommends a vote FOR each of the nominees listed below and FOR Proposals 2 and 3.

1.	ELECTION OF DIRECTORS: Instructions: To vote for some nominees but not others, cross out the name(s) of those for whom you do NOT wish to vote.

Eight directors to serve one-year terms expiring at the Annual Meeting in 2011.

	Edward C. Ashby, III	William A. Johnson	Elizabeth J. Lovill	Robert H. Moody

	F. Eugene Rees	Tom G. Webb	Buddy E. Williams	Hylton Wright

☐ FOR all nominees listed above (except as crossed out).

☐ WITHHOLD authority to vote for all nominees listed above.

2.	APPROVAL OF EXECUTIVE COMPENSATION.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL OF AMENDMENT TO ARTICLES TO INCREASE AUTHORIZED SHARES.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	OTHER BUSINESS.

The Proxies vote in their discretion on other business properly presented.

Signature of shareholder

Signature of shareholder

Date:	, 2010

Please sign above exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. If a corporation submits this appointment of proxy, it should be executed in the full corporate name by a duly authorized officer. If a partnership submits this appointment of proxy, please have it signed in the partnership name by an authorized person.